--------------------------------------------------------------------------------
INTERNATIONAL REGIONAL
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ALLIANCE ALL-ASIA
INVESTMENT FUND

Annual Report
October 31, 2000

                               [GRAPHIC OMITTED]

                                            ALLIANCE CAPITAL [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered

                           -------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           -------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 12, 2000

Dear Shareholder:

This report provides an update of the performance and investment activity for Alliance All-Asia Investment Fund (the "Fund") for the annual reporting period ended October 31, 2000. The Fund is now co-managed by Hiroshi Motoki and Manish Singhai. Manish Singhai is Vice President and an emerging markets equity analyst.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests primarily in a non-diversified portfolio of equity securities issued by companies based in Asia and the Pacific Region.

Investment Results

The following table shows how your Fund performed during the six- and 12-month periods ended October 31, 2000. For comparison, the table also provides performance data for the Fund's benchmark, as represented by the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index, as well as the Lipper Pacific Region Funds Average.

During the reporting 12-month period, the Fund's Class A shares posted a total return of -7.17%, outperforming the MSCI AC Asia Pacific Index's return of -12.81% and its peer group of funds, as represented by the Lipper Pacific Region Funds Average, which returned -11.67%. For the six-month reporting period, the Fund's Class A shares posted a return of -26.55%, underperforming both the benchmark and the Lipper Average.

Looking at the Fund's country allocation during the 12-month period ended October 31, 2000, the Fund was underweighted in Australia by 4.2%, Hong Kong by 4.7%, and Japan by 19.4%--countries that all outperformed their benchmarks during this period. However, the Fund's overweighted position in India by 11.2%, accompanied by good stock selection in India, Hong Kong, and Korea, more than cancelled out the negative contribution of the Fund's underweighted position in countries that outperformed their benchmark. Other countries were generally in line with their benchmarks. Being underweighted in Australia, Hong Kong, and Japan was the major reason the Fund underperformed its benchmark during the six-month period under review.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                  ------------------------------
                                                          Total Returns
                                                  ------------------------------
                                                  6 Months             12 Months
--------------------------------------------------------------------------------
Alliance All-Asia
Investment Fund
  Class A                                          -26.55%                -7.17%
--------------------------------------------------------------------------------
  Class B                                          -26.83%                -7.83%
--------------------------------------------------------------------------------
  Class C                                          -26.84%                -7.90%
--------------------------------------------------------------------------------
MSCI AC Asia
Pacific Index                                      -16.74%               -12.81%
--------------------------------------------------------------------------------
Lipper Pacific
Region Funds
Average                                            -21.22%               -11.67%
--------------------------------------------------------------------------------
* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of October 31, 2000. All fees and expenses related to the


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

      operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with that class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China (free)+, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. The unmanaged Lipper Pacific Region Funds Average (the "Lipper Average") consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The Lipper Average included 61 funds for the six-month period and 60 funds for the 12-month period ended October 31, 2000. The indices reflect no fees or expenses. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance All-Asia Investment Fund.

+     Excludes shares which are not readily purchased by non-local investors.

      Additional investment results appear on pages 5-8.

Economic Outlook

Asian countries have entered a strong growth stage after experiencing a sharp slowdown in 1998. In November 2000, the Asian Development Bank revised its forecast for the growth of the Asian gross domestic product (GDP) ex-Japan in real terms upward to 7.1% for 2000 and 6.4% for 2001.

In December, the World Bank also revised its real-term GDP growth for Japan for the year 2000 up to 2.0% and for the year 2001 to 2.1%. We believe that the high price of crude oil will have a limited negative impact on the Japanese economy. This Japanese recovery, combined with the strong Japanese yen, further supports the recovery of the Asian economy.


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2 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Even though worldwide demand for technology is somewhat weaker than expected, we believe that Asian technology stocks offer outstanding growth potential. Asian technology companies can benefit from strengthening Asian economies, higher adoption and application of information technology across the board in Asia, and the increased willingness of global technology companies to outsource their hardware and software requirements from Asian companies.

Portfolio Strategy and Outlook

Regarding investment decisions, we take full advantage of Alliance's global research team. Our in-house Asian research teams are located in Tokyo, Hong Kong, Singapore and Mumbai. These teams keep in close contact with our U.S. and European research teams to exchange views and identify industry trends in advance. On the basis of our in-depth fundamental research and frequent contact with corporate managements across the region, we hope to identify undervalued companies in the sector. As of October 31, 2000, we are nearly fully invested in over 70 companies located in 9 countries within the region.

Regarding stock selection, we continue to seek those companies with sound fundamentals, strong management, and clear shareholder orientation through our research team on the ground. At the end of the period, the Fund's 10 largest holdings accounted for 33% of total net assets.

We have an optimistic view of the Japanese market going forward. There was a substantial upward revision of GDP forecasts in the latest outlook. We expect that corporate earnings, which have constantly shown an improvement, will maintain their growth.

Our overweight position in emerging Asian markets, particularly those of India, China, and Korea, is derived largely from a selection of stocks in the technology and telecommunications services sectors. Our predilection is towards companies that are either leveraged to the strong domestic demand growth or those that have highly competitive cost bases and product/service offerings in a global context. We believe that the cost competitiveness of the latter companies will enable them to maintain margins and revenue growth by market share expansion, somewhat mitigating the risk of a global slowdown in technology spending.

However, taking the instability of the U.S. market into consideration, we will stay cautious about not only the Japanese market, but around the Asian region as well.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED]     John D.
                    Carifa

[PHOTO OMITTED]     Hiroshi
                    Motoki

[PHOTO OMITTED]     Manish
                    Singhai

Portfolio Managers, Hiroshi Motoki and Manish Singhai, have over 22 years of combined investment experience. Mr. Motoki is also Alliance's Director of Asian Equities.

We appreciate your continued interest and investment in Alliance All-Asia Investment Fund and look forward to reporting to you again on the Fund's investment results.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Hiroshi Motoki

Hiroshi Motoki
Vice President


/s/ Manish Singhai

Manish Singhai
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-ASIA INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 10/31/00

      [THE FOLLOWING WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

Alliance All-Asia Investment Fund Class A: $9,658

Lipper Pacific Region Funds Average: $9,413

MSCI AC Asia Pacific Index: $8,637

This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Asia Investment Fund Class A shares (from 11/30/94 to 10/31/00) as compared to the performance of an appropriate broad-based index and the Lipper Pacific Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries.

The unmanaged Lipper Pacific Region Funds Average reflects performance of 33 funds (based on the number of funds in the average from 11/30/94 to 10/31/00). These funds have generally similar investment objectives to Alliance All-Asia Investment Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance All-Asia Investment Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance All-Asia Investment Fund.

*     Closest month-end after Fund's Class A share inception date of 11/28/94.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-ASIA INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

    [THE FOLLOWING WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

          Alliance All-Asia Investment Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                            Alliance All-Asia              MSCI AC
                             Investment Fund         Asia Pacific Index
--------------------------------------------------------------------------------
      10/31/95*                    4.50%                    -6.77%
      10/31/96                     6.43%                     2.25%
      10/31/97                   -29.61%                   -20.17%
      10/31/98                   -22.28%                   -15.60%
      10/31/99                    78.50%                    54.22%
      10/31/00                    -7.17%                   -12.81%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A Shares and are based on the Fund's net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries including Australia, China (free)**, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance All-Asia Investment Fund.

* The Fund's return for the period ended 10/31/95 is from the Fund's inception date of 11/28/94 through 10/31/95. The benchmark's return for the period ended 10/31/95 is from 11/30/94 through 10/31/95.

**    Excludes shares which are not readily purchased by non-local investors.


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6 o ALLIANCE ALL-ASIA INVESTMENT FUND

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATE                PORTFOLIO STATISTICS

Class A Shares                Net Assets ($mil): $72.8
11/28/94                      Median Market Capitalization ($mil): $14,669
Class B Shares
11/28/94
Class C Shares
11/28/94

SECTOR BREAKDOWN

o    31.2% Technology
o    24.6% Consumer Services
o     9.2% Finance
o     8.5% Basic Industries
o     7.5% Capital Goods                          [PIE CHART OMITTED]
o     6.1% Consumer Manufacturing
o     5.5% Health Care
o     3.3% Multi-Industry
o     2.5% Consumer Staples
o     1.6% Utilities

COUNTRY BREAKDOWN

o    51.1% Japan
o    16.2% Hong Kong
o    10.1% India
o     9.6% South Korea                            [PIE CHART OMITTED]
o     6.3% Taiwan
o     3.3% Singapore
o     2.1% Australia
o     0.9% Thailand
o     0.4% Philippines

All data as of October 31, 2000. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year        -7.17%                   -11.08%
                    5 Years        -0.71%                    -1.57%
           Since Inception*         0.14%                    -0.59%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year        -7.83%                   -11.52%
                    5 Years        -1.48%                    -1.48%
           Since Inception*        -0.58%                    -0.58%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year        -7.90%                    -8.83%
                    5 Years        -1.44%                    -1.44%
           Since Inception*        -0.54%                    -0.54%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGE) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

                                 Class A           Class B         Class C
--------------------------------------------------------------------------------
                     1 Year        2.02%             1.72%           4.81%
                    5 Years       -0.27%            -0.18%          -0.14%
           Since Inception*        0.93%             0.95%           1.00%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest all of its assets within a single region, which may present greater risk than investment in a more diversified fund.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 11/28/94 for all share classes.


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2000

                                                                    Percent of
Company                                         U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Infosys Technologies, Ltd.--
   Develops software and provides
   services for the distribution, banking,
   telecommunications and manufacturing
   sectors                                        $4,310,215           5.9%
--------------------------------------------------------------------------------
China Mobile (Hong Kong), Ltd.
   Cl. H--Provides cellular
   telecommunication services
   in the People's Republic of China               3,205,539           4.4
--------------------------------------------------------------------------------
Cathay Pacific Airways--An airline
   operator, provides passenger and
   cargo services covering the Far East,
   the Middle East, Europe, North America,
   and South Africa. The company's
   services include aircraft engineering,
   airline catering, and airport security          2,413,066           3.3
--------------------------------------------------------------------------------
Samsung Electronics--Manufactures
   and exports a wide range of consumer
   and industrial electronics equipment            2,128,543           2.9
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--
   Produces and sells healthcare related
   products                                        2,108,215           2.9
--------------------------------------------------------------------------------
United Microelectronics Corp. (ADR)--
   Designs, manufactures, and markets
   integrated circuits ("Ics") and related
   electronics products. The company's
   main products are Ics for: consumer
   electronics, memory, personal computer
   peripherals, and communication                  2,038,400           2.8
--------------------------------------------------------------------------------
Canon, Inc.--Manufactures office,
   camera, and video equipment. Canon
   also produces and markets computer
   peripherals and manufactures aligners
   for semiconductor chip production,
   broadcasting lenses, and medical
   equipment                                       2,023,457           2.8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                   Percent of
Company                                         U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
SK Telecom Co., Ltd. (Common Shares
   and ADR)--An affiliate of SK Group,
   offering mobile telecommunications
   and paging services in South Korea
   The company's wireless services include
   Internet access and real-time stock
   market information. SK Telecom
   provides Internet online services such
   as news, electronic mail, online games,
   shopping, chatting, and web hosting           $ 2,022,523          2.8%
--------------------------------------------------------------------------------
Hoya Corp.--Manufactures electro-optics
   products such as photomasks for
   semiconductors, eyeglasses, contact
   lenses, medical service products, and
   crystal products                                1,917,478          2.6
--------------------------------------------------------------------------------
Fast Retailing Co., Ltd.--The company
   operates a chain of clothing stores in
   Japan. The company designs,
   manufactures, and retails its own line
   of casual clothing under the brand
   name Uni-Qlo                                    1,869,794          2.6
--------------------------------------------------------------------------------
                                                 $24,037,230         33.0%


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
October 31, 2000

                                                                  Percent of
                                         U.S. $ Value             Net Assets
--------------------------------------------------------------------------------
Basic Industries                         $  6,048,380                 8.3%
--------------------------------------------------------------------------------
Capital Goods                               5,317,564                 7.3
--------------------------------------------------------------------------------
Consumer Manufacturing                      4,351,675                 6.0
--------------------------------------------------------------------------------
Consumer Services                          17,535,829                24.1
--------------------------------------------------------------------------------
Consumer Staples                            1,772,090                 2.4
--------------------------------------------------------------------------------
Finance                                     6,588,857                 9.0
--------------------------------------------------------------------------------
Healthcare                                  3,894,992                 5.3
--------------------------------------------------------------------------------
Multi-Industry                              2,377,417                 3.3
--------------------------------------------------------------------------------
Technology                                 22,181,822                30.5
--------------------------------------------------------------------------------
Utilities                                   1,129,408                 1.6
--------------------------------------------------------------------------------
Total Investments                          71,198,034                97.8
--------------------------------------------------------------------------------
Cash and receivables,
   net of liabilities                       1,603,857                 2.2
--------------------------------------------------------------------------------
Net Assets                               $ 72,801,891               100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-97.8%

Australia-2.1%
Lend Lease Corp., Ltd. .....................      18,980   $       222,198
Publishing & Broadcasting, Ltd. ............      70,000           477,867
Tabcorp Holdings, Ltd. .....................      43,750           237,845
Telstra Corp., Ltd. ........................      63,000           205,602
Woodside Petroleum, Ltd. ...................      50,000           365,437
                                                           ---------------
                                                                 1,508,949
                                                           ---------------
Hong Kong-15.9%
Cathay Pacific Airways......................   1,330,000         2,413,066
Cheung Kong Holdings, Ltd. .................      24,000           265,419
China Mobile (Hong Kong), Ltd. Cl. H(a).....     500,000         3,205,539
Hong Kong Electric..........................      80,000           264,136
Hutchison Whampoa, Ltd. ....................     128,700         1,600,705
Johnson Electric Holdings, Ltd. ............     640,000         1,288,370
Legend Holdings, Ltd. ......................     750,000           634,697
Li & Fung, Ltd. ............................     400,000           743,685
Sun Hung Kai Properties, Ltd. ..............      32,000           262,598
Television Broadcasting, Ltd. ..............      60,000           328,504
VTech Holdings, Ltd. .......................     280,000           525,965
                                                           ---------------
                                                                11,532,684
                                                           ---------------
India-9.9%
Himachal Futuristic Communications, Ltd. ...      38,000         1,001,084
Infosys Technologies, Ltd.(a)...............      28,200         4,310,215
NIIT, Ltd.(a)...............................      26,000           874,159
Satyam Computer Services, Ltd.(a)...........     145,000           948,869
Sterlite Industries (India), Ltd. ..........      25,000            87,336
                                                           ---------------
                                                                 7,221,663
                                                           ---------------
Japan-49.9%
Bank of Fukuoka, Ltd. ......................     244,000         1,198,369
Banyu Pharmaceutical Co., Ltd. .............      39,000           836,212
Canon, Inc. ................................      51,000         2,023,457
Chiba Bank, Ltd. ...........................     118,000           489,797
DDI Corp. ..................................          84           394,081
FANUC, Ltd. ................................       4,500           404,087
Fast Retailing Co., Ltd.(a).................       7,600         1,869,794
Furukawa Electric Co., Ltd. ................      51,000         1,341,183
Hoya Corp. .................................      23,200         1,917,478
Kao Corp. ..................................      53,000         1,588,033
Kose Corp. .................................       5,300           184,056
Mitsubishi Corp. ...........................      62,000           511,293
Mitsubishi Electric Corp. ..................     113,000           811,765
NEC Corp. ..................................      56,000         1,067,302
Nippon Broadcasting System, Inc. ...........      17,000           953,315
Nippon Sheet Glass Co., Ltd. ...............     122,000         1,855,683
Nippon Telegraph and Telephone Corp. .......         160         1,455,812
Nippon Television Network Corp. ............       1,260           710,038


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Nomura Securities Co., Ltd. ................      37,000   $       784,854
NTT DoCoMo, Inc. ...........................          58         1,429,605
Omron Corp. ................................      53,000         1,306,364
Onward Kashiyama Co., Ltd. .................      23,000           170,706
Rohm Co., Ltd. .............................       5,100         1,285,573
Ryohin Keikaku Co., Ltd. ...................       9,800           497,476
Saizeriya Co., Ltd. ........................      12,400           693,086
Sankyo Co., Ltd. ...........................      33,800         1,121,143
Shin-Etsu Chemical Co., Ltd. ...............      34,000         1,395,703
Sumitomo Trust & Banking Co., Ltd. .........     152,000         1,169,927
Suruga Bank, Ltd. ..........................      28,000           384,331
Suzuki Motor Corp. .........................     111,000         1,189,994
Takeda Chemical Industries, Ltd. ...........      32,000         2,108,215
THK Co., Ltd. ..............................      12,900           319,146
Tokyo Electron, Ltd. .......................       4,300           336,482
Toyota Motor Corp. .........................      18,200           727,099
Yahoo Japan Corp.(a)........................          10           861,319
Yamanouchi Pharmaceutical Co., Ltd. ........      21,000           950,566
                                                           ---------------
                                                                36,343,344
                                                           ---------------
Philippines-0.4%
Manila Electric Co. ........................     100,000            82,111
Philippine Long Distance Telephone Co. .....      14,000           212,121
                                                           ---------------
                                                                   294,232
                                                           ---------------
Singapore-3.2%
Chartered Semiconductor Manufacturing,
  Ltd.(a) ..................................     269,000         1,164,038
DBS Group Holdings, Ltd. ...................      52,335           616,828
Singapore Press Holdings, Ltd. .............      25,000           357,285
St Assembly Test Services, Ltd.(a)..........     134,000           220,498
                                                           ---------------
                                                                 2,358,649
                                                           ---------------
South Korea-9.4%
H & CB .....................................      12,000           288,527
Kookmin Bank................................     102,500         1,171,429
Korea Telecom Corp. (ADR)...................      32,953         1,215,142
Samsung Electronics.........................      16,991         2,128,543
SK Telecom Co., Ltd. .......................       7,920         1,688,440
SK Telecom Co., Ltd. (ADR)..................      13,330           334,083
                                                           ---------------
                                                                 6,826,164
                                                           ---------------
Taiwan-6.2%
ASE Test, Ltd.(a)...........................       7,900           121,956
Asustek Computer, Inc. .....................      40,000           199,381
Compal Electronics, Inc. (GDR)..............      96,926           763,292
Hon Hai Precision Industry..................      19,000            99,412
Synnex Technology International Corp. (GDR).       9,600            79,920
Taiwan Semiconductor Manufacturing Co.(a)...     397,568         1,206,243
United Microelectronics Corp. (ADR)(a)......     179,200         2,038,400
                                                           ---------------
                                                                 4,508,604
                                                           ---------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Thailand-0.8%
Advanced Info Service Public Co., Ltd.(a)...      73,400   $       603,745
                                                           ---------------
Total Investments-97.8%
   (cost $72,137,276).......................                    71,198,034
Other assets less liabilities-2.2%..........                     1,603,857
                                                           ---------------

Net Assets-100%.............................               $    72,801,891
                                                           ===============

(a)   Non-income producing security.
      Glossary of Terms:
      ADR - America Depositary Receipt
      GDR - Global Depositary Receipt
      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $72,137,276) .......     $ 71,198,034
Foreign cash, at value (cost $2,630,041) .....................        2,613,096
Receivable for capital stock sold ............................        2,658,419
Receivable for investment securities sold ....................        1,265,557
Dividends receivable .........................................           89,190
                                                                   ------------
Total assets .................................................       77,824,296
                                                                   ------------
Liabilities
Due to custodian .............................................        1,764,197
Payable for investment securities purchased ..................        2,171,707
Payable for capital stock redeemed ...........................          408,878
Advisory fee payable .........................................           63,417
Distribution fee payable .....................................           46,383
Accrued expenses .............................................          567,823
Total liabilities ............................................        5,022,405
                                                                   ------------
Net Assets ...................................................     $ 72,801,891
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $      7,701
Additional paid-in capital ...................................       66,127,080
Accumulated net realized gain on investments
   and foreign currency transactions .........................        7,811,073
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .......       (1,143,963)
                                                                   ------------
                                                                   $ 72,801,891
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($20,436,413 / 2,104,068 shares of capital stock
   issued and outstanding) ...................................            $9.71
Sales Charge--4.25% of public offering price .................             $.43
                                                                         ------
Maximum offering price .......................................           $10.14
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($35,927,000 / 3,861,257 shares of
   capital stock issued and outstanding) .....................            $9.30
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($11,283,680 / 1,210,229 shares of
   capital stock issued and outstanding) .....................            $9.32
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price
   per share ($5,154,798 / 525,251 shares of
   capital stock issued and outstanding) .....................            $9.81
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $56,048) ....................    $       839,259
Interest ...................................            169,057 $     1,008,316
                                                ---------------
Expenses
Advisory Fee ...............................          1,193,248
Distribution fee - Class A .................            119,202
Distribution fee - Class B .................            560,467
Distribution fee - Class C .................            166,541
Custodian ..................................            512,027
Transfer agency ............................            340,855
Administrative .............................            179,000
Audit and legal ............................            116,192
Registration ...............................             61,584
Printing ...................................             53,613
Directors' fees ............................             35,000
Miscellaneous ..............................             14,111
                                                ---------------
Total expenses before interest .............          3,351,840
Interest expense (see Note G) ..............             42,025
                                                ---------------
Total expenses .............................          3,393,865
Less: expense offset arrangement
   (see Note B) ............................            (13,861)
                                                ---------------
Net expenses ...............................                          3,380,004
                                                                ---------------
Net investment loss ........................                         (2,371,688)
                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions ............................                         16,022,047
Net realized loss on foreign currency
   transactions ............................                           (418,301)
Net change in unrealized
   appreciation/depreciation of:
     Investments ...........................                        (16,760,004)
     Foreign currency denominated assets
       and liabilities .....................                           (201,053)
                                                                ---------------
Net loss on investments and foreign
   currency transactions ...................                         (1,357,311)
                                                                ---------------
Net Decrease in Net Assets
   from Operations .........................                    $    (3,728,999)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended         Year Ended
                                                 October 31,        October 31,
                                                     2000              1999
                                                 ------------      ------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................     $ (2,371,688)     $   (704,753)
Net realized gain on investments and
   foreign currency transactions ...........       15,603,746         5,356,338
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities .........................      (16,961,057)       17,406,135
                                                 ------------      ------------
Net increase (decrease) in net assets
   from operations .........................       (3,728,999)       22,057,720
Capital Stock Transactions
Net increase (decrease) ....................      (16,422,767)       54,544,522
                                                 ------------      ------------
Total increase (decrease) ..................      (20,151,766)       76,602,242
Net Assets
Beginning of period ........................       92,953,657        16,351,415
                                                 ------------      ------------
End of period ..............................     $ 72,801,891      $ 92,953,657
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

During the current fiscal year, permanent differences, primarily due to foreign currency losses and net investment loss resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective July 1, 1998, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2000, there were no such waivers and reimbursement.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the year ended October 31, 2000, the Fund paid the Adviser $179,000.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $211,403 for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund's expenses were reduced by $13,861 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $76,544 from the sales of Class A shares and $5,181, $166,362 and $33,476 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2000.

Brokerage commissions paid on investment transactions for the year ended October 31, 2000, amounted to $681,588, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,462,150 and $613,106 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $173,651,348 and $189,089,565, respectively, for the year ended October 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was $72,858,513. Accordingly, gross unrealized appreciation of investments was $10,012,197 and gross unrealized depreciation of investments was $11,672,676 resulting in net unrealized depreciation of $1,660,479 (excluding foreign currency transactions).

During the year ended October 31, 2000, the Fund utilized capital loss carryforward for U.S. federal income tax purposes of $6,638,486.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward currency contracts outstanding at October 31, 2000.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                 ---------------------------    --------------------------------
                           Shares                           Amount
                 ---------------------------    --------------------------------
                  Year Ended     Year Ended       Year Ended      Year Ended
                 October 31,    October 31,      October 31,     October 31,
                        2000           1999             2000            1999
                 ---------------------------------------------------------------
Class A
Shares sold         7,030,575     6,433,290    $  90,524,873    $ 57,791,538
--------------------------------------------------------------------------------
Shares converted
  from Class B         22,421        19,749          289,538         156,304
--------------------------------------------------------------------------------
Shares redeemed    (8,778,324)   (3,267,924)    (113,840,106)    (30,029,950)
--------------------------------------------------------------------------------
Net increase
  (decrease)       (1,725,328)    3,185,115    $ (23,025,695)   $ 27,917,892
================================================================================

Class B
Shares sold         4,431,969     4,318,194    $  54,468,467    $ 35,971,005
--------------------------------------------------------------------------------
Shares converted
  to Class A          (23,317)      (20,362)        (289,538)       (156,304)
--------------------------------------------------------------------------------
Shares redeemed    (4,323,134)   (2,070,861)     (51,697,425)    (16,329,930)
--------------------------------------------------------------------------------
Net increase           85,518     2,226,971    $   2,481,504    $ 19,484,771
================================================================================

Class C
Shares sold         2,550,746     1,716,656    $  31,371,227    $ 14,621,115
--------------------------------------------------------------------------------
Shares redeemed    (2,335,015)   (1,022,208)     (28,483,698)     (8,699,216)
--------------------------------------------------------------------------------
Net increase          215,731       694,448    $   2,887,529    $  5,921,899
================================================================================

Advisor Class
Shares sold         1,175,471       702,565    $  14,441,947    $  5,903,713
--------------------------------------------------------------------------------
Shares redeemed    (1,100,525)     (593,179)     (13,208,052)     (4,683,753)
--------------------------------------------------------------------------------
Net increase           74,946       109,386    $   1,233,895    $  1,219,960
================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. During the year ended October 31, 2000, the Fund had borrowings outstanding for twenty-five days. The average dollar amount of the borrowings was $10,920,000 and the weighted average interest on such borrowings was 5.54%.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -----------------------------------------------------------------------------------
                                                                          Class A
                                  -----------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                  -----------------------------------------------------------------------------------
                                        2000              1999              1998             1997            1996
                                  -----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $ 10.46           $  5.86            $ 7.54           $11.04         $ 10.45
                                  -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.19)             (.10)(b)          (.10)(b)         (.21)(b)        (.21)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.56)             4.70             (1.58)           (2.95)            .88
                                  -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.75)             4.60             (1.68)           (3.16)            .67
                                  -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......           -0-               -0-               -0-            (.34)           (.08)
                                  -----------------------------------------------------------------------------------
Net asset value,
  end of period ...............      $  9.71           $ 10.46            $ 5.86           $ 7.54         $ 11.04
                                  ===================================================================================
Total Return
Total investment return
  based on net asset
  value(c) ....................        (7.17)%           78.50%           (22.28)%         (29.61)%          6.43%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $20,436           $40,040            $3,778           $5,916         $12,284
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         2.35%(d)          2.45%(d)          3.74%(d)         3.45%           3.37%
  Expenses, before waivers/
    reimbursements ............         2.35%             2.93%             4.63%            3.57%           3.61%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         2.30%(e)          2.93%             4.63%            3.57%           3.61%
  Net investment loss, net of
    waivers/reimbursements ....        (1.51)%           (1.20)%           (1.50)%          (1.97)%         (1.75)%
Portfolio turnover rate .......          153%              119%               93%              70%             66%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -----------------------------------------------------------------------------------
                                                                        Class B
                                  -----------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                  -----------------------------------------------------------------------------------
                                        2000              1999              1998             1997             1996
                                  -----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $ 10.09           $  5.71            $ 7.39          $ 10.90          $ 10.41
                                  -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.29)             (.18)(b)          (.14)(b)         (.28)(b)         (.28)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.50)             4.56             (1.54)           (2.89)             .85
                                  -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.79)             4.38             (1.68)           (3.17)             .57
                                  -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......           -0-               -0-               -0-            (.34)            (.08)
                                  -----------------------------------------------------------------------------------
Net asset value,
  end of period ...............      $  9.30           $ 10.09            $ 5.71          $  7.39          $ 10.90
                                  ===================================================================================
Total Return
Total investment return
  based on net asset
  value(c) ....................        (7.83)%           76.71%           (22.73)%         (30.09)%           5.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $35,927           $38,108            $8,844          $11,439          $23,784
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         3.18%(d)          3.48%(d)          4.49%(d)         4.15%            4.07%
  Expenses, before waivers/
    reimbursements ............         3.18%             3.96%             5.39%            4.27%            4.33%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         3.13%(e)          3.96%             5.39%            4.27%            4.33%
  Net investment loss, net of
    waivers/reimbursements ....        (2.32)%           (2.31)%           (2.22)%          (2.67)%          (2.44)%
Portfolio turnover rate .......          153%              119%               93%              70%              66%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -----------------------------------------------------------------------------------
                                                                         Class C
                                  -----------------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                  -----------------------------------------------------------------------------------
                                        2000              1999              1998             1997            1996
                                  -----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $ 10.12           $  5.72            $ 7.40           $10.91          $10.41
                                  -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.29)             (.18)(b)          (.14)(b)         (.27)(b)        (.28)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.51)             4.58             (1.54)           (2.90)            .86
                                  -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.80)             4.40             (1.68)           (3.17)            .58
                                  -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......           -0-               -0-               -0-            (.34)           (.08)
                                  -----------------------------------------------------------------------------------
Net asset value,
  end of period ...............      $  9.32           $ 10.12            $ 5.72           $ 7.40          $10.91
                                  ===================================================================================
Total Return
Total investment return
  based on net asset
  value(c) ....................        (7.90)%           76.92%           (22.70)%         (30.06)%          5.59%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $11,284           $10,060            $1,717           $1,859          $4,228
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         3.18%(d)          3.41%(d)          4.48%(d)         4.15%           4.07%
  Expenses, before waivers/
    reimbursements ............         3.18%             3.89%             5.42%            4.27%           4.30%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         3.13%(e)          3.89%             5.42%            4.27%           4.30%
  Net investment loss, net of
    waivers/reimbursements ....        (2.31)%           (2.21)%           (2.20)%          (2.66)%         (2.42)%
Portfolio turnover rate .......          153%              119%               93%              70%             66%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -----------------------------------------------------------------------------------
                                                                   Advisor Class
                                  -----------------------------------------------------------------------------------
                                                                                                      October 2,
                                                                                                      1996(f) to
                                                        Year Ended October 31,                          October
                                  -----------------------------------------------------------------        31,
                                       2000             1999             1998             1997            1996
                                  -----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $10.54           $ 5.90           $ 7.56           $11.04          $11.65
                                  -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........        (.17)            (.10)(b)         (.08)(b)         (.15)(b)      -0-(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        (.56)            4.74            (1.58)           (2.99)           (.61)
                                  -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (.73)            4.64            (1.66)           (3.14)           (.61)
                                  -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......          -0-              -0-              -0-            (.34)            -0-
                                  -----------------------------------------------------------------------------------
Net asset value,
  end of period ...............      $ 9.81           $10.54           $ 5.90           $ 7.56          $11.04
                                  ===================================================================================
Total Return
Total investment return
  based on net asset
  value(c) ....................       (6.93)%          78.64%          (21.96)%         (29.42)%         (5.24)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $5,155           $4,746           $2,012           $1,338             $27
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............        2.19%(d)         2.45%(d)         3.46%(d)         3.21%           4.97%(g)
  Expenses, before waivers/
    reimbursements ............        2.19%            2.93%            4.39%            3.43%           5.54%(g)
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................        2.14%(e)         2.93%            4.39%            3.43%           5.54%(g)
  Net investment income
    (loss), net of waivers/
    reimbursements ............       (1.31)%          (1.33)%           1.22%           (1.51)%          1.63%(g)
Portfolio turnover rate .......         153%             119%              93%              70%             66%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b)   Net of expenses waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                Year Ended October 31,
                              --------------------------
                                 2000    1999    1998
                              --------------------------
      Class A.............      2.34%   2.43%   3.70%
      Class B.............      3.17%   3.46%   4.44%
      Class C.............      3.16%   3.39%   4.44%
      Advisor Class.......      2.18%   2.43%   3.41%

(e)   Net of interest expense of .04 % on credit facility. (see Note G)
(f)   Commencement of distribution.
(g)   Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance All-Asia Investment Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 13, 2000

FEDERAL INCOME TAX INFORMATION
(unaudited)

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended October 31, 2000, is $56,048. The foreign source income for information purposes is $1,064,364.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
30 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Hiroshi Motoki, Vice President
Manish Singhai, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800)-221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
34 o ALLIANCE ALL-ASIA INVESTMENT FUND

NOTES


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE ALL-ASIA INVESTMENT FUND

Alliance All-Asia Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AAFAR1000